Exhibit 10.7

AMENDMENT NUMBER EIGHT

to the

Master Repurchase Agreement

dated as of May 30, 2002

by and between

NEW CENTURY FUNDING SB-1, a Delaware statutory trust

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

(as successor to SALOMON BROTHERS REALTY CORP.)

This AMENDMENT NUMBER EIGHT (this “Amendment Number Eight”) is made this 29th day of December, 2004, by and among NEW CENTURY FUNDING SB-1, a Delaware statutory trust, having an address at c/o Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware, 19801 (“NC SB-1”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (as successor to Salomon Brothers Realty Corp.), having an address at 390 Greenwich Street, New York, New York 10013 (the “Buyer”) to the Master Repurchase Agreement, dated as of May 30, 2002, between NC SB-1 and the Buyer, as amended (the “Agreement”).

RECITALS

WHEREAS, Buyer and NC SB-1 have agreed to amend the Agreement to extend the termination date thereof; and

WHEREAS, as of the date of this Amendment Number Eight, NC SB-1 represents to the Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and not in default under the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of December 31, 2004, Section 27 of the Agreement shall be amended by substituting “March 31, 2005” for “December 31, 2004” in clause (i) thereof.

SECTION 2. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Eight, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment Number Eight, the Seller is in full compliance with all of the terms and conditions of the Agreement and the Letter Agreement and no Default, Event of Default or Material Adverse Change has occurred under the Agreement.

SECTION 3. Commitment Fee. As a condition to Buyer executing this Amendment Number Eight, and Amendment Number Three to the Amended and Restated Letter Agreement among New Century Credit Corporation, New Century

Capital Corporation, New Century Mortgage Corporation and Buyer dated as of the date hereof, Seller agrees to pay to Buyer, a commitment fee in the amount of $250,000, such payment to be made in United States dollars, in immediately available funds, without deduction, set-off or counterclaim in satisfaction of Section 1(d) of the Amended and Restated Letter Agreement among New Century Credit Corporation, New Century Capital Corporation, New Century Mortgage Corporation and Buyer.

SECTION 4. Fees and Expenses. In addition to the commitment fee set forth in Section 3 above, Seller agrees to pay to Buyer all fees and out of pocket expenses incurred by Buyer in connection with this Amendment Number Eight and all other related documentation (including all reasonable fees and out of pocket costs and expenses of Buyer’s legal counsel incurred in connection with the foregoing documents), in accordance with Section 22 of the Agreement.

SECTION 5. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Master Repurchase Agreement.

SECTION 6. Limited Effect. This Amendment Number Eight shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Eight, the Master Repurchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eight need not be made in the Master Repurchase Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Master Repurchase Agreement, any reference in any of such items to the Master Repurchase Agreement being sufficient to refer to the Master Repurchase Agreement as amended hereby.

SECTION 7. GOVERNING LAW. THIS AMENDMENT NUMBER EIGHT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 and 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 8. Counterparts. This Amendment Number Eight may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment Number Eight to be executed and delivered by their duly authorized officers as of the day and year first above written.

NEW CENTURY FUNDING SB-1

By:	Christiana Bank & Trust Company, not in
its individual capacity but solely as owner trustee

By:	/s/ James M. Young
Name:	James M. Young
Title:	Assistant Vice President

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ James Xanthos
Name:	James Xanthos
Title:	Authorized Signer

Each of the undersigned Guarantors under the Guaranty and Pledge Agreement dated as of May 30, 2002, as amended, hereby acknowledges and agrees to the amendments and modifications to the Master Repurchase Agreement made pursuant to this Amendment Number Eight.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	President

NEW CENTURY FINANCIAL CORPORATION
(f/k/a New Century REIT, Inc.)

By:	/s/ Patrick Flanagan
Name:	Patrick Flanagan
Title:	Executive Vice President

By:	/s/ Kevin Cloyd
Name:	Kevin Cloyd
Title:	Executive Vice President